UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2023

BK TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2023, BK Technologies Corporation, a Nevada corporation (the “Company”) commenced an executive salary swap program (the “Salary Exchange”) pursuant to which the Company’s executive officers (including its principal executive officer and principal financial officer) were provided the option to prospectively exchange a portion of such executive officer’s salary otherwise payable in cash for the 12-month period beginning on September 1, 2023 and ending on August 31, 2024 (the “Exchange Period”) for a grant of restricted share units (“RSUs”). Under the Salary Exchange, each $10.00 of cash salary forfeited is exchanged for one RSU, with each RSU representing a contingent right to receive one share of the Company’s Common Stock, par value $0.60 per share, at a price of $10.00 per share, rounded down to the nearest whole RSU. To be eligible to participate in the Salary Exchange, the Company’s executive officers must have elected to exchange at least 10% but not more than 50% of their salary for the Exchange Period.

The Company’s Chief Executive Officer, John Suzuki, and Chief Financial Officer, Scott Malmanger, each elected to participate in the Salary Exchange with Mr. Suzuki electing to prospectively exchange 50% of his salary during the Exchange Period for the grant of 11,730 RSUs and Mr. Malmanger electing to prospectively exchange 10% of his salary during the Exchange Period for the grant of 1,785 RSUs. All such RSUs will be issued in equal quarterly installments and will vest immediately. The other terms and conditions will be governed by the terms and conditions of the Company’s 2017 Incentive Compensation Plan and the RSU agreements entered into thereunder. No other executive officers elected to participate in the Salary Exchange.

Item 7.01 Regulation FD Disclosure

On September 7, 2023, the Company issued a press release announcing the Salary Exchange. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 7, 2023, issued by the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: September 7, 2023	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer

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